EXHIBIT 99.3

                     STOCKHOLDER VOTING AND OPTION AGREEMENT

         This STOCKHOLDER AGREEMENT (this "Agreement") dated as of June __, 2006 between WT Acquisition Holdings, LLC ("Parent"), a Delaware limited liability company, and ______ (the "Stockholder").

         WHEREAS, Parent, WT Acquisition Corp., a Nevada corporation ("Sub") and Warrantech Corporation, a Nevada corporation (the "Company"), are entering into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended, modified or supplemented or restated, the "Merger Agreement"; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement);

         WHEREAS, Stockholder owns the number of shares of Company Common Stock set forth opposite his, her or its name on Schedule A hereto (such shares of Company Common Stock, together with any other shares of capital stock of the Company acquired by such Stockholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the "Subject Shares" of such Stockholder); and

         WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent and Sub have required that Stockholder enter into this Agreement and the Stockholder desires to enter into this Agreement to induce Parent and Sub to enter into the Merger Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Parent as of the date hereof as follows:

                  (a) Authority; Execution and Delivery; Enforceability. The Stockholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Stockholder has duly authorized, executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity, whether such enforceability is considered in a proceeding in equity in law. The execution and delivery by the Stockholder of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under (i) if the Stockholder is a corporation, partnership, limited liability company, trust or other entity, the organizational documents of the Stockholder;
         (ii) any provision of any contract, lease, license, indenture, agreement, note, bond, permit, license, concession, franchise or other instrument ("Contract") to which the Stockholder is a party or by which any properties or assets of the Stockholder are -------- bound; or
         (iii) any provision of any Judgment or Law applicable to the Stockholder or the properties or assets of the Stockholder.

                  (b) The Subject Shares. The Stockholder is (i) the beneficial owner of, and, except for any Subject Shares held in "street name" and identified on Schedule A, the record owner of, or (ii) the trustee of a trust that is the record holder of, and whose beneficiaries are the beneficial owners of, the Subject Shares set forth on Schedule A attached hereto. The Stockholder has good and

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         marketable title to the Subject Shares set forth on Schedule A free and clear of any liens, other than those liens set forth on Schedule A. The Stockholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares set forth on Schedule A attached hereto. The Stockholder has the sole right and authority to vote and dispose of the Subject Shares, and the Stockholder is not a party or bound by, and neither the Stockholder nor the Subject Shares is subject to any voting trust or other agreement, option, warrant, proxy, arrangement or restriction with respect to the voting or disposition of the Subject Shares, except as contemplated by this Agreement.

         SECTION 2. Representations and Warranties of Parent. Parent hereby represents and warrants to Stockholder as follows: Parent has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Parent of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent. Parent has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity, whether such enforceability is considered in a proceeding in equity or at law. The execution and delivery by Parent of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under (i) the certificate of incorporation or bylaws of Parent, (ii) any provision of any Contract to which Parent is a party or by which any properties or assets of Parent are bound or
(iii) subject to the reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby, any provision of any Judgment or Law applicable to Parent or the properties or assets of Parent.

         SECTION 3. Covenants of Stockholder. Stockholder covenants and agrees as follows:

                  (a) At any meeting of the stockholders of the Company called to vote on the Merger, the Merger Agreement or the other transactions contemplated thereby or at any adjournment thereof, or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger, the Merger Agreement or the other transactions contemplated by the Merger Agreement is sought, the Stockholder shall, (i) when a meeting is held, appear at such meeting or otherwise cause all Subject Shares to be counted or present thereat for purposes of establishing a quorum, and
         (ii) vote (or cause to be voted), including by executing a written consent, the Subject Shares in favor of the adoption and approval of the Merger and all of the Merger Agreement and all of the transactions contemplated thereby.

                  (b) The Stockholder hereby irrevocably grants to, and appoints, Parent and Sub, or any of them, and any individual designated in writing by any of them, and each of them individually, as the Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Stockholder, to vote the Subject Shares of the Stockholder, or grant a consent or approval in respect of the Subject Shares of the Stockholder in a manner consistent with this Section 3 and to perform all other actions as are required, authorized or contemplated to be taken by Stockholder pursuant to this Agreement. The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy and power of attorney set forth in this Section 3(b) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy and power of attorney is given to secure the performance of the duties of the Stockholder under this Agreement. The

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         Stockholder hereby further affirms that the irrevocable proxy and power of attorney is coupled with an interest and may under no circumstances be revoked. The Stockholder hereby ratifies and confirms all that such irrevocable proxy and attorney-in-fact may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section
         78.355(5) of the Nevada Revised Statutes. The irrevocable proxy and power of attorney granted hereunder shall automatically terminate upon the termination of Sections 3(a) and 3(c).

                  (c) So long as this Agreement is in effect, and for twelve (12) months thereafter, at any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which the Stockholder's vote, consent or other approval is sought, the Stockholder shall: (i) when a meeting is held, appear at such meeting or otherwise cause all subject Shares to be counted or present thereat for purposes of establishing a quorum, and (ii) vote (or cause to be voted) the Subject Shares against (x) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale or transfer of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company, (y) any Company Takeover Proposal and (z) any amendment of the Company Charter or the Company By-laws or other proposal or transaction involving the Company or any Company Subsidiary, which amendment or other proposal or transaction would in any manner impede, delay, frustrate, prevent or nullify the Merger or any provision of the Merger Agreement or any of the transactions contemplated thereby (the "Transactions") or change in any manner the voting rights of any class of Company Capital Stock. The Stockholder shall not commit or agree to take any action inconsistent with the foregoing. The Stockholder agrees that, as a condition to the transfer, whether by operation of law or otherwise, of legal or beneficial ownership of the Subject Shares by the Stockholder to any person or entity which is an Affiliate of the Stockholder or member of the Stockholder's family (an "Affiliated Person"), the Stockholder shall obtain such person's or entity's agreement in writing to be bound by the terms of this Section 3(c).

                  (d) Other than pursuant to this Agreement, the Stockholder shall not directly or indirectly (A) sell, transfer, pledge, encumber, assign or otherwise dispose of (including by gift) (collectively, "Transfer"), or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Shares to any Person other than in accordance with the Merger or (B) grant any proxy, deposit any Subject Shares into any voting trust or enter into any other agreement or arrangement related to the voting of the Subject Shares, whether by proxy, voting agreement or otherwise, with respect to any Subject Shares or (C) commit or agree to take any of the foregoing actions.

                  (e) The Stockholder hereby consents to and approves the actions taken by the Company Board in approving the Merger, the Merger Agreement and the other Transactions. The Stockholder hereby waives, and agrees not to exercise or assert, any dissenter's rights under Sections 92A.300 to 92A.500 of the Nevada Revised Statutes in connection with the Merger.

                  (f) The Stockholder agrees to promptly notify Parent of the number of any Subject Shares acquired by the Stockholder after the date hereof.

         SECTION 4. Termination. This Agreement shall terminate upon the earlier of (a) the Effective Time and (b) the termination of the Merger Agreement; provided that, except as set forth in the next sentence, Sections 3(c), 5 and 6 shall survive any termination of this Agreement pursuant to Section 4(b). Notwithstanding the foregoing, if

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                           (i)      the conditions set forth in Sections 7.01
                  and 7.02 of the Merger Agreement are satisfied or would be satisfied upon the Company's performance of its obligations at Closing and Parent and Sub fail to close notwithstanding the Company's confirmation that it remains ready, willing and able to proceed with the Closing, or

                           (ii) Parent and Sub willfully breach a material obligation contained in the Merger Agreement and the Company gives written notice to Parent and Sub of such breach, and Parent and Sub fail to cure such breach within fifteen (15) business days of the receipt of such notice, then Stockholder shall be entitled to give notice to Parent and Sub that it is terminating Section 3(c) of this Agreement. No party hereto shall be relieved from any liability for breach of this Agreement by reason of any such termination.

         SECTION 5. Additional Matters.
                    ------------------

                  (a) Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

                  (b) The Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including the Stockholder's successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Company Common Stock, or the acquisition of additional shares of Company Common Stock or other voting securities of the Company by the Stockholder (whether by purchase, conversion or otherwise), the number of Subject Shares listed on Schedule A set forth opposite the name of such Stockholder shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional or decreased shares of Company Common Stock or other voting securities of the Company issued to or acquired or disposed of by such Stockholder.

         SECTION 6. General Provisions.
                    ------------------

                  (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

                  (b) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to Parent in accordance with Section 9.02 of the Merger Agreement and to the Stockholder at its address set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

                  (c) Interpretation. Wherever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

                  (d) Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties hereto to the maximum extent possible. In any event, the invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or

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         enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

                  (e) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. Any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original.

                  (f) Entire Agreement; No Third-Party Beneficiaries. This Agreement and the Merger Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

                  (g) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

                  (h) Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by Parent without the prior written consent of Stockholder or by Stockholder without the prior written consent of Parent, and any purported assignment without such consent shall be void; provided that notwithstanding the foregoing Parent may assign or transfer its rights, interests and obligations under this Agreement to any Person to which Parent assigns or transfers its rights, interests and obligation under the Merger Agreement in accordance with the Merger Agreement. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

                  (i) Remedies. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Parent shall be entitled to recover its reasonable attorney's fees and expenses in enforcing its rights under this Agreement.

                  (j) Jurisdiction; Waiver of Jury Trial. Each of the parties hereto irrevocably and unconditionally agrees that any legal suit, action or proceeding brought by any party hereto arising out of or based upon this Agreement or the transactions contemplated hereby may be brought in any Florida state court or any Federal court located in the state of Florida (in each case, located in Miami-Dade county) or any Nevada state court or any Federal court located in the state of Nevada (in each case, located in Clark county).

                  (k) Specific Performance. Each Stockholder acknowledges and agrees that (a) the covenants, obligations and agreements of Stockholder contained in this Agreement relate to special, unique and extraordinary matters, (b) Parent is and will be relying on such covenants in connection with entering into the Merger Agreement and the performance of its obligations under the Merger Agreement and (c) a violation of any of the terms of such covenants, obligations or agreements will cause Parent irreparable injury for which adequate remedies are not available at law. Therefore, Stockholder agrees that Parent shall be entitled to an injunction, restraining order or such other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to restrain Stockholder from committing any violation of such covenants, obligations or agreements. These injunctive remedies are cumulative and in addition to any other rights and remedies Parent may have.

                                      * * *

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         IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.


                                       WT ACQUISITION HOLDINGS, LLC


                                       By:______________________________________
                                       Name:
                                       Title:


                                       STOCKHOLDER


                                       By:______________________________________
                                       Printed Name:


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                                   SCHEDULE A
                                   ----------

                                                             Number of Shares
                             Number of Shares of                of Company
Name and Address             Company Common Stock              Common Stock
 of Stockholder               Beneficially Owned           held in "Street name"
 --------------               ------------------           ---------------------




Liens on Subject Shares:


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